UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of principal executive offices)

+44-1223-497400

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

F-star Therapeutics, Inc. (the “Company”) hereby provides the following regulatory update regarding its pending transaction (the “Transaction”) pursuant to the Agreement and Plan of Merger, dated June 22, 2022, by and among the Company, invoX Pharma Limited (“invoX”), Fennec Acquisition Incorporated (“Purchaser”), and Sino Biopharmaceutical Limited (the “Merger Agreement”).

As previously disclosed, on September 15, 2022, the Committee on Foreign Investment in the United States (“CFIUS”) notified the Company that its review of the joint voluntary notification filing (the “Notice”) regarding the Transaction would continue for an additional 45 calendar days (the “Second 45-day Period”), subject to possible further extension.

Pursuant to a request by CFIUS, on October 31, 2022, the parties voluntarily withdrew and immediately refiled the Notice in order to provide CFIUS with more time to complete its assessment. CFIUS’s acceptance of the refiled voluntary Notice is effective as of November 1, 2022. CFIUS will have a review period of up to 45 calendar days, subject to a further 45 calendar days if extended. Specifically, the Company believes that this “pull and refile” procedure has been requested to enable CFIUS more time to determine whether and to what extent any mitigation steps should be taken.

Currently, the Merger Agreement may be terminated by either party if any of the Offer conditions, including the Foreign Investment Condition (as defined in the Merger Agreement), are not satisfied or waived by invoX on or before November 19, 2022, unless the parties mutually agree to extend the “End Date” in the Merger Agreement.

As a result of the foregoing, the expiration of the tender offer has been extended until 5:00 p.m. Eastern Time on Friday, November 18, 2022. Previously, the tender offer was set to expire at 5:00 p.m. Eastern Time on Tuesday, November 1, 2022. As of October 31, 2022, there were 10,577,847 shares of common stock tendered at the depositary.

On September 29, 2022, the Investment Security Unit, the foreign investment regulatory body in the United Kingdom where the Company is based, informed the parties that its investigation of the Transaction was complete and that the parties were cleared to proceed with the proposed transaction under The United Kingdom National Security and Investment Act 2021.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. These forward-looking statements include, without limitation, statements related to the anticipated timing of CFIUS review of the contemplated transaction, anticipated consummation of the acquisition of the Company and the timing and benefits thereof, and other statements that are not historical facts. These forward-looking statements are based on Parent’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the transaction on the proposed terms and schedule; whether the tender offer conditions will be satisfied; whether sufficient stockholders of the Company tender their shares in the transaction; the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transaction; the failure (or delay) to receive the required regulatory approvals relating to the transaction; the possibility that competing offers will be made; and other risks related to the Company’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly and current reports filed with the SEC. The risks and uncertainties may be amplified by the Russian invasion of Ukraine and the ongoing COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which these factors impact the Company’s business, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration of the conflict in Ukraine, the duration and spread of the COVID-19 outbreak, the spread of any new variants of COVID-19, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Additional Information and Where to Find It

A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by invoX and Purchaser, and a Solicitation / Recommendation Statement on Schedule 14D-9 was filed with the SEC by the Company. The offer to purchase shares of Company common stock is being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION / RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which is named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.f-star.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: November 1, 2022	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	Chief Financial Officer